SMITH BARNEY/TRAVELERS SERIES FUND INC.
                             388 Greenwich Street
                           New York, New York 10013
                                1-800-842-8573

     Smith Barney/Travelers Series Fund Inc. (the "Fund"), the investment underlying certain variable annuity and variable life insurance contracts, is an investment company which offers shares of beneficial interest of twelve different Portfolios, four of which are offered herein:

                   Smith Barney Income and Growth Portfolio
                 Smith Barney International Equity Portfolio
                      Smith Barney High Income Portfolio
                     Smith Barney Money Market Portfolio

     Shares of the Fund are offered only to insurance company separate accounts (the "Separate Accounts"), which fund certain variable annuity and variable life insurance contracts (the "Contracts"). The Separate Accounts invest in shares of one or more of the Portfolios in accordance with allocation instructions received from Contract owners. Such allocation rights are further described in the accompanying Contract prospectus.

     Shares of each Portfolio are offered to Separate Accounts at their net asset value, without a sales charge, next determined after receipt of an order by an insurance company. The offering of shares of a Portfolio may be suspended from time to time and the Fund reserves the right to reject any specific purchase order.

     Shares of the Smith Barney Money Market Portfolio are not insured or guaranteed by the U.S. Government. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     THIS PROSPECTUS, WHICH SETS FORTH CONCISE INFORMATION ABOUT THE FUND THAT PROSPECTIVE INVESTORS SHOULD KNOW BEFORE INVESTING, SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION, ALSO REFERRED TO AS "PART B", DATED FEBRUARY 28, 1996 IS HEREBY INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND IS AVAILABLE FROM THE FUND, WITHOUT CHARGE, BY WRITING TO THE FUND AT THE ABOVE ADDRESS OR CALLING THE TELEPHONE NUMBER LISTED ABOVE.

     This Prospectus should be read in conjunction with the prospectus for the Contracts.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              THE DATE OF THIS PROSPECTUS IS FEBRUARY 28, 1996.



                              TABLE OF CONTENTS

                                                Page
                                                ----
FINANCIAL HIGHLIGHTS................................    1
THE FUND'S INVESTMENT PROGRAM..........    5
  Smith Barney Income and Growth Portfolio.......    5
  Smith Barney International Equity Portfolio.......    5
  Smith Barney High Income Portfolio..................    7
  Smith Barney Money Market Portfolio................    8
SPECIAL INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS..10
DIVIDENDS, DISTRIBUTIONS AND TAXES...   18
REDEMPTION OF SHARES................................  19
PERFORMANCE..................................................  19
MANAGEMENT................................................... 20
SHARES OF THE FUND....................................... 22
DETERMINATION OF NET ASSET VALUE....... 23
APPENDIX A........................................................A-1

                                       i



                             FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
------------------------------------------------------------------------------

     The following information for the year ended October 31, 1995 and the period ended October 31, 1994 of the portfolios within the Smith Barney/Travelers Series Fund Inc. has been audited in conjunction with the annual audits of the financial statements of the Fund by KPMG Peat Marwick LLP, independent auditors. The 1995 financial statements and the independent auditors' report thereon appear in the October 31, 1995 Annual Report to Shareholders.

For a share of each capital stock outstanding throughout the period:

                                                                                   Smith Barney
                                                                                              Income & Growth
                                                                                       -----------------------------
                                                                                        1995              1994(1)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $ 10.14             $10.00
------------------------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income(2)                                           0.28               0.11
    Net realized and unrealized gain                                 1.76               0.03
------------------------------------------------------------------------------------------------------------------
        Total Income from Operations                                  2.04               0.14
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                                                  (0.06)                --
    Net realized gains                                                               --                 --
------------------------------------------------------------------------------------------------------------------
        Total Distributions                                                       (0.06)                --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $ 12.12             $10.14
------------------------------------------------------------------------------------------------------------------
Total Return                                                                        20.21%              1.40%++
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)                                         $39,364             $6,377
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(2)                                                                     0.73%              0.73%+
    Net investment income                                                      2.70               2.82+
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                      38.39%              2.17%
------------------------------------------------------------------------------------------------------------------
Average commissions paid on equity security transactions(3)                            $  0.07                 --
------------------------------------------------------------------------------------------------------------------

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) Smith Barney Mutual Funds Management Inc. (the "Manager") has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Smith Barney Income and Growth Portfolio for $13,120 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets for the Smith Barney Income and Growth Portfolio would have been as follows:

                                                                                     Expense Ratios
                                               Per Share Decreases        Without Fee Waivers
                                             in Net Investment Income      and Reimbursement
                                             ------------------------     -------------------
                            1995                      $ 0.02                      0.94%
                            1994                        0.05                      2.08+

(3) Due to new SEC disclosure guidelines, average commissions per share are calculated for the current year and not for the prior period.
(+) Annualized.
(++) Total return is not annualized, as it may not be representative of the total return for the year.

------------------------------------------------------------------------------

                                       1



For a share of each capital stock outstanding throughout the period:

                                                                                     Smith Barney
                                                                                           International Equity
                                                                                       -----------------------------
                                                                                        1995              1994(1)

------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                    $10.55              $10.00
------------------------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income (loss)(2)                                                       0.03               (0.03  )
    Net realized and unrealized gain                                                     (0.10)               0.58
------------------------------------------------------------------------------------------------------------------
        Total Income from Operations                                                     (0.07)               0.55
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                                                                   --                  --
    Net realized gains                                                                      --                  --
------------------------------------------------------------------------------------------------------------------
        Total Distributions                                                                 --                  --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                          $10.48              $10.55
------------------------------------------------------------------------------------------------------------------
Total Return                                                                             (0.66)%              5.50  %++
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)                                                      $53,538          $   13,811
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(2)                                                                           1.44%               1.20  %+
    Net investment income                                                                 0.25               (0.73  )+
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                                  28.72%                 --
------------------------------------------------------------------------------------------------------------------
Average commissions paid on equity security transactions(3)                              $0.01                  --
------------------------------------------------------------------------------------------------------------------

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager has waived a portion of its fees for the period ended October 31, 1994 for the Smith Barney International Equity Portfolio. If such fees were not waived the effect of the per share decrease in net investment income for the Smith Barney International Equity Portfolio would have been $0.03 and the ratio of expenses to average net assets would have been 2.00%+.
   In addition, during the year ended October 31, 1995, the Smith Barney International Equity Portfolio has earned credits from the custodian which reduces service fees incurred. When the credits are taken into consideration the ratio of expenses to average net assets is 1.21%; prior year numbers have not been restated to reflect these adjustments.
(3) Due to new SEC disclosure guidelines, average commissions per share are calculated for the current year and not for the prior period.
(+) Annualized.
(++) Total return is not annualized, as it may not be representative of the total return for the year.

------------------------------------------------------------------------------

                                       2



For a share of each capital stock outstanding throughout the period:

                                                                              Smith Barney High Income
                                                                                       -----------------------------
                                                                                        1995              1994(1)
 ------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                   $ 10.07             $10.00
------------------------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income(2)                                                              0.93               0.29
    Net realized and unrealized gain (loss)                                               0.48              (0.22)
------------------------------------------------------------------------------------------------------------------
        Total Income from Operations                                                      1.41               0.07
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                                                                (0.22)                --
------------------------------------------------------------------------------------------------------------------
        Total Distributions                                                              (0.22)                --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                         $ 11.26             $10.07
------------------------------------------------------------------------------------------------------------------
Total Return                                                                             14.30%              0.70%++
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)                                                      $20,450             $3,395
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(2)                                                                           0.70%              0.69%+
    Net investment income                                                                 9.54               7.55+
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                                  56.94%             14.74%
------------------------------------------------------------------------------------------------------------------

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Smith Barney High Income Portfolio for $17,664 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets of the Smith Barney High Income Portfolio would have been as follows:

                                                                                   Expense Ratios
                                             Per Share Decreases        Without Fee Waivers
                                           in Net Investment Income      and Reimbursement
                                           ------------------------     -------------------
                            1995                    $ 0.04                      1.07%
                            1994                      0.07                      2.60+

(+) Annualized.
(++) Total return is not annualized, as it may not be representative of the total return for the year.

------------------------------------------------------------------------------

                                       3



For a share of each capital stock outstanding throughout the period:

                                                                                                  Smith Barney Money Market
                                                                                       -----------------------------
                                                                                        1995              1994(1)
 ------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                   $  1.00             $ 1.00
------------------------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income(2)                                                             0.052              0.014
    Net realized and unrealized (loss)                                                      --                 --
------------------------------------------------------------------------------------------------------------------
        Total Income from Operations                                                     0.052              0.014
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                                                               (0.052)            (0.014)
------------------------------------------------------------------------------------------------------------------
        Total Distributions                                                             (0.052)            (0.014)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                         $  1.00             $ 1.00
------------------------------------------------------------------------------------------------------------------
Total Return                                                                              5.35%              1.46%++
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)                                                      $37,487          $   5,278
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(2)                                                                           0.65%              0.66   %+
    Net investment income                                                                 5.26               3.83   +
------------------------------------------------------------------------------------------------------------------

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Smith Barney Money Market Portfolio for $15,423 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets of the Smith Barney Money Market Portfolio would have been as follows:

                                                                                   Expense Ratios
                                             Per Share Decreases        Without Fee Waivers
                                           in Net Investment Income      and Reimbursement
                                           ------------------------     -------------------
                           1995                    $0.003                      0.94%
                            1994                     0.005                      2.11+

(+) Annualized.
(++) Total return is not annualized, as it may not be representative of the total return for the year.

------------------------------------------------------------------------------

                                       4



                        THE FUND'S INVESTMENT PROGRAM

     The Fund consists of twelve investment portfolios, four of which are offered herein. Each Portfolio has its own investment objective and policies as described in more detail below. Of course, no assurance can be given that a Portfolio's objective will be achieved. Investors should realize that risk of loss is inherent in the ownership of any securities and that shares of each Portfolio will fluctuate with the market value of its securities. Additional information about each Portfolio's investment policies and investment risks can be found herein under "Special Investment Techniques and Risk Considerations" and in the Statement of Additional Information.

     The investment objectives and certain investment restrictions designated as such in the Statement of Additional Information are fundamental and may not be changed by the Directors without shareholder approval. Each Portfolio's investment policies, however, are not fundamental and may be changed by the Directors without shareholder approval.

                   Smith Barney Income and Growth Portfolio

Investment Objectives

     The investment objectives of the Smith Barney Income and Growth Portfolio are current income and long-term growth of income and capital. The Portfolio attempts to achieve its objectives by investing primarily, but not exclusively, in common stocks. The Portfolio is managed by Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager") (See "Management -- Smith Barney Mutual Funds Management Inc.").

Investment Policies

     The Smith Barney Income and Growth Portfolio invests primarily in common stocks offering a current return from dividends and in interest-paying debt obligations (such as U.S. Government securities, investment grade bonds and debentures) and high quality short-term debt obligations (such as commercial paper and repurchase agreements collateralized by U.S. Government securities with broker/dealers or other financial institutions). The Portfolio may also purchase preferred stocks and convertible securities. In the selection of common stock investments, emphasis is generally placed on issues with established dividend records as well as potential for price appreciation. From time to time, however, a portion of the assets may be invested in non-dividend paying stocks. Under unusual economic or market conditions as determined by the Manager, for defensive purposes the Portfolio may temporarily invest all or a major portion of its assets in short-term U.S. Government securities. A higher percentage of debt securities may also be held when deemed advisable by the Manager. To the extent the Portfolio's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the Portfolio's investment objectives.

     The Portfolio may make investments in foreign securities, though management currently intends to limit such investments to 5% of the Portfolio's assets, and an additional 10% of its assets may be invested in sponsored American Depositary Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Portfolio will ordinarily purchase foreign securities that are traded in the U.S. It may, however, also purchase the securities of foreign issuers directly in foreign markets. The Portfolio may also lend up to 20% of the value of its total assets and may purchase or sell securities on a when-issued or delayed delivery basis.

                 Smith Barney International Equity Portfolio

Investment Objective

     The investment objective of the Smith Barney International Equity Portfolio is total return on its assets from growth of capital and income. The Portfolio seeks to achieve its objective by investing at least 65% of its

                                       5



assets in a diversified portfolio of equity securities of established non-U.S. issuers. The Portfolio is managed by SBMFM.

Investment Policies

     Under normal market conditions, the Smith Barney International Equity Portfolio will invest at least 65% of its assets in a diversified portfolio of equity securities consisting of dividend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to such securities and up to 35% of its assets in bonds, notes and debt securities (consisting of securities issued in Eurocurrency markets or obligations of the United States or foreign governments and their political subdivisions) of established non-U.S. issuers. Investments may be made for capital appreciation or for income or any combination of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percent or amount of the Portfolio's assets which may be invested for growth or income and, therefore, from time to time the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income.

     In seeking to achieve its objective, the Portfolio presently expects to invest its assets primarily in common stocks of established non-U.S. companies that, in the opinion of the Manager, have potential for growth of capital. However, there is no requirement that the Portfolio invests exclusively in common stocks or other equity securities, and, when the Manager believes that the return on debt securities will equal or exceed the return on common stocks, the Portfolio may, in seeking its objective of total return, substantially increase its holdings (up to a maximum of 35% of its assets) in debt securities. In determining whether the Portfolio will be invested for capital appreciation or for income or any combination of both, the Manager regularly analyzes a broad range of international equity and fixed income markets in order to assess the degree of risk and level of return that can be expected from each market.

     The Portfolio will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. Except as stated below, the Portfolio will invest at least 65% of its assets in companies organized or governments located in any area of the world other than the U.S., such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g. Hungary, Poland, The Czech Republic and the countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile and Venezuela), Australia, Canada and such other areas and countries as the Manager may determine from time to time. However, under unusual economic or market conditions as determined by the Manager, for defensive purposes the Portfolio may temporarily invest all or a major portion of its assets in U.S. Government securities or in debt or equity securities of companies incorporated in and having their principal business activities in the United States. To the extent the Portfolio's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the Portfolio's investment objective.

     In determining the appropriate distribution of investments among various countries and geographic regions, the Manager ordinarily considers the following factors: prospects for relative economic growth between countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors. In the future, if any other relevant factors arise they will also be considered. In analyzing companies for investment, the Manager ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the company to compete successfully in its market place. Ordinarily, the Manager will not view a company as being sufficiently well established to be considered for inclusion in the Portfolio unless the company, together with any predecessors, has been operating for at least three fiscal years.

                                       6



     It is expected that portfolio securities will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, the United States securities exchanges and over-the-counter markets.

     In order to protect the dollar equivalent value of its portfolio securities against declines resulting from currency value fluctuations and changes in interest rate or other market changes, the Portfolio may enter into the following hedging transactions: forward foreign currency contracts, interest rate and currency swaps and financial instrument and market index futures contracts and related options contracts. In addition, the Portfolio may engage in leveraging, enter into repurchase agreements and lend portfolio securities.

     To the extent that the Portfolio's assets are not otherwise invested as described above, the assets may be held in cash, in any currency, or invested in U.S. as well as foreign high quality money market instruments and equivalents.

                      Smith Barney High Income Portfolio

Investment Objectives

     The primary investment objective of the Smith Barney High Income Portfolio is to seek high current income. Capital appreciation is a secondary objective. The Portfolio is managed by SBMFM.

Investment Policies

     The Smith Barney High Income Portfolio will seek to achieve its investment objectives by investing, under normal circumstances, at least 65% of its assets in high-yielding corporate debt obligations and preferred stock. Although the Portfolio may invest in securities of any maturity, under current market conditions the Portfolio intends that its portfolio will have an average remaining maturity of between five and ten years. The Manager may adjust the Portfolio's average maturity when, based on interest rate trends and other market conditions, it deems it appropriate to do so. Up to 35% of the Portfolio's assets may be invested in common stock or common stock equivalents, including convertible securities, options, warrants and rights. Equity investments may be made in securities of companies of any size depending on the relative attractiveness of the company and the economic sector in which it operates. Fixed income securities purchased by the Portfolio will generally be rated in the lower rating categories of nationally recognized securities rating organizations, as low as C by Moody's or D by S&P, or in non-rated income securities that the Manager determines to be of comparable quality. The Portfolio will not purchase securities rated lower than B by both Moody's and S&P, if, immediately after such purchase, more than 10% of the Portfolio's total assets are invested in such securities.

     The Portfolio invests significantly in lower rated and unrated corporate debt securities, commonly known as "junk bonds". Investments of this type are subject to a greater risk of loss of principal and interest. Purchasers should carefully assess the risks associated with an investment in this Portfolio. See "Lower-Quality and Non-Rated Securities".

     The Portfolio may invest in securities rated higher than Ba by Moody's and BB by S&P without limitation when the difference in yields between quality classifications is relatively narrow.

     For temporary defensive purposes when the Manager anticipates adverse market conditions, the Portfolio may invest all or a major portion of its assets in securities rated higher than Ba by Moody's and BB by S&P. Investments in higher rated issues may serve to lessen a decline in net asset value but may also affect the amount of current income produced by the Portfolio, since the yields from such issues are usually lower than those from lower rated issues. A general description of Moody's and S&P's ratings of corporate bonds is set forth in Appendix A. The Portfolio may also invest without limitation in money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its agencies. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Portfolio. To the extent the Portfolio's assets are invested for temporary

                                       7



defensive purposes, they will not be invested in a manner designed to achieve the Portfolio's investment objective.

     The Portfolio may lend portfolio securities equal in value to not more than 20% of its total assets and purchase or sell securities on a when-issued or delayed-delivery basis. The Portfolio does not intend to leverage its investments although it reserves the right to do so. The Portfolio may hedge against possible declines in the value of its investments by entering into interest rate futures contracts and related options, swaps and other financial instruments.

     The Portfolio may invest up to 20% of its assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars.

     In connection with the investment objectives and policies described above, the Portfolio may, but is not required to, utilize various investment techniques to earn income, facilitate portfolio management and mitigate risk. These investment techniques utilize interest rate and currency futures contracts, put and call options on such futures contracts, currency exchange transactions, illiquid securities, securities of unseasoned issuers and securities of foreign governments and corporations including those of developing countries. Any or all of such investment techniques available to the Manager may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, since the use of any investment technique is a function of numerous variables including market conditions.

                     Smith Barney Money Market Portfolio

Investment Objectives

     The investment objectives of the Smith Barney Money Market Portfolio are maximum current income and preservation of capital. The Portfolio is managed by SBMFM.

Investment Policies

     The Smith Barney Money Market Portfolio seeks to achieve its objectives by investing in bank obligations and high quality commercial paper, corporate obligations and municipal obligations, in addition to U.S. Government securities and related repurchase agreements. Shares of the Portfolio are not insured or guaranteed by the U.S. Government. The Portfolio has adopted certain investment policies to assure that, to the extent reasonably possible, the Portfolio's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. In order to minimize fluctuations in market price the Portfolio will not purchase a security with a remaining maturity of greater than 13 months (or that is deemed to have a remaining maturity of greater than 13 months) or maintain a dollar-weighted average portfolio maturity in excess of 90 days (securities used as collateral for repurchase agreements are not subject to these restrictions). The Portfolio's investments will be limited to U.S. dollar-denominated instruments that its Board of Directors determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by the Portfolio. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Portfolio acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission (the "SEC") are S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps Inc., IBCA Limited and its affiliate, IBCA, Inc. and Thomson BankWatch. See Appendix A for a discussion of the ratings categories of the NRSROs.

     The Portfolio may enter into repurchase agreements collateralized by U.S. Government securities with any broker/dealer or other financial institution that is deemed creditworthy by the Manager, under guidelines approved by the Fund's Board of Directors. The Portfolio will not enter into a repurchase agreement on behalf

                                       8



of the Portfolio if, as a result thereof, more than 10% of the Portfolio's net assets (taken at current value) at that time would be subject to repurchase agreements maturing in more than seven days.

     The following are also permitted investments for the Portfolio:

     High Quality Commercial Paper. The Portfolio's purchase of commercial paper is restricted to direct obligations of issuers that at the time of purchase are Eligible Securities that are rated by at least one NRSRO in the highest category for short-term debt securities or comparable unrated securities. The Portfolio may invest without limit in the commercial paper of foreign issuers.

     High Quality Corporate Obligations. Obligations of corporations that are: (1) rated AA or better by S&P or Aa or better by Moody's or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two highest rating categories for short-term debt obligations. The Portfolio will only invest in corporate obligations with remaining maturities of 13 months or less.

     Bank Obligations. Obligations (including certificates of deposit, bankers' acceptances and fixed time deposits) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit in denominations greater than $100,000 that are purchased by the Smith Barney Money Market Portfolio will not be fully insured. The Portfolio currently intends to limit its investment in fixed time deposits with a maturity of from two business to seven calendar days to up to 5% of its net assets and will invest in such time deposits only if, when combined with other illiquid assets of the Portfolio, not more than 10% of its assets would be invested in all such instruments. The Portfolio may also invest in securities of foreign branches of U.S. banks. Such investments involve considerations that are not ordinarily associated with investing in domestic certificates of deposit. (See "Foreign Securities.") The Portfolio may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, the Portfolio may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cayman Island, Nassau, Tokyo and Toronto.

     The purchase of obligations of foreign banks will involve similar investment and risk considerations that are applicable to investing in obligations of foreign branches of U.S. banks. (See "Foreign Securities.") These factors will be carefully considered by the Manager in selecting investments for the Portfolio.

     High Quality Municipal Obligations. Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+ or A-1 or AA or better by S&P or MIG 2, VMIG 2, or Prime-1 or Aa or better by Moody's or, if not rated, are determined by the Sub-Adviser to be of comparable quality. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance the Portfolio's yield. The Portfolio will not invest more than 10% of its total assets in municipal obligations.

     The Portfolio may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of the portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Portfolio may realize a gain or loss.

     As a matter of fundamental policy, the Portfolio may borrow money from banks for temporary purposes but only in an amount up to 10% of the value of its total assets and may pledge its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The Portfolio will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio

                                       9



securities or to clear securities transactions and not for leveraging purposes. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 20% of the Portfolio's total assets, taken at value.

     Notwithstanding any of the foregoing investment restrictions, the Smith Barney Money Market Portfolio may invest up to 100% of its assets in U.S. Government securities.

            SPECIAL INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS

     Foreign Securities. Each of the Portfolios may purchase securities issued by foreign governments, corporations or banks. The Smith Barney Money Market Portfolio may also purchase securities of foreign branches of U.S. banks and of domestic and foreign branches of foreign banks. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political, social, economic and diplomatic developments, the possible imposition of exchange controls or other foreign governmental laws or restrictions and, with respect to certain countries, the possibility of expropriation of assets, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the Portfolios. Securities of some foreign companies and banks are less liquid and more volatile than securities of comparable domestic companies and banks. Non-U.S. securities markets, while growing in volume have, for the most part, substantially less volume than U.S. markets, and there is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Portfolio or the investors. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Delays may be encountered in settling securities transactions in certain foreign markets, and the Portfolios will incur costs in converting foreign currencies into U.S. dollars. Custody and trans action charges are generally higher for foreign securities. There is also a risk of the adoption of government regulations that might adversely affect the payment of principal and interest on securities held by a Portfolio. In addition, a Portfolio may encounter greater difficulties in invoking legal processes abroad than would be the case in the U.S. Finally, changes in foreign currency exchange rates will, to the extent a Portfolio does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.

     Securities of Emerging Markets. Because of the special risks associated with investing in emerging markets, an investment in the Smith Barney High Income Portfolio should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

     Emerging market countries include any country determined by the adviser to have an emerging market economy, taking into account a number of factors, including the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The adviser determines an issuer's principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principle office in, that country; (c) the issuer has its principal securities trading market in that country; or (d) the issuer has 50% or more of its assets in that country.

     Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that any investments that the

                                      10



Portfolio might make in an emerging market would not be expropriated, nationalized or otherwise confiscated at some time in the future. In the event of such expropriation, nationalization or other confiscation in any emerging market, the Portfolio could lose its entire investment in that market. Many emerging market countries have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economics and securities of certain emerging market countries.

     Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

     The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

     In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the portfolio securities in such markets may not be readily available. Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Portfolio believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from the Portfolio's identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Lower-Quality and Non-Rated Securities. The Smith Barney High Income Portfolio may invest in lower-quality securities. Investments in lower-rated securities are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before investing in the Smith Barney High Income Portfolio.

     Generally, lower-quality securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower-quality securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Portfolio, with a commensurate effect on the value of the Portfolio's shares.

     The markets in which lower-quality securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the Portfolio to purchase and also may restrict the

                                      11



ability of the Portfolio to obtain accurate market quotations for purposes of valuing securities and calculating net asset value or to sell securities at their fair value. The public market for lower-quality securities and comparable non-rated securities is relatively new and has not fully weathered a major economic recession. Any such economic downturn could adversely affect the ability of issuers lower-quality securities to repay principal and pay interest thereon.

     While the market values of lower-quality securities and comparable nonrated securities tend to react less to fluctuations in interest rate levels than do those of higher-quality securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-quality securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower quality securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-quality securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

     Fixed-income securities, including lower-quality securities and comparable non-rated securities, frequently have call and buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Portfolio. If an issuer exercises these rights during periods of declining interest rates, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return to the Portfolio.

     In general, the ratings of nationally recognized statistical rating organizations represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the Portfolio as initial criteria for the selection of portfolio securities, but the Portfolio also will rely upon the independent advice of the Manager to evaluate potential investments.

     In light of these risks, management will take various factors into consideration in evaluating the creditworthiness of an issue, whether rated or non-rated. These factors may include, among others, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     Securities Lending. Each Portfolio may seek to increase its net investment income by lending portfolio securities to unaffiliated brokers, dealers and other financial institutions, provided such loans are callable at any time and are continuously secured by cash or U.S. Government securities or other high grade liquid debt securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

     Repurchase Agreements. Each Portfolio may on occasion enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Portfolio at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the Portfolio holds the security and which is not related to the coupon rate on the purchased security. Each Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the resale price, thus risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the Portfolio may be delayed or limited or the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. Repurchase agreements are considered loans by the Portfolios. The Portfolios will only enter into repurchase agreements with

                                      12



broker/dealers or other financial institutions that are deemed creditworthy by management, under guidelines approved by the Board of Directors.

     When-Issued, Delayed Delivery and Forward Commitment Securities. The Smith Barney Income and Growth and the Smith Barney High Income Portfolios may each purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. Each Portfolio's custodian will maintain, in a segregated account on behalf of the Portfolio, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Portfolio's purchase commitments; the custodian will likewise segregate securities sold on a delayed basis.

     Convertible Securities. Each Portfolio except the Smith Barney Money Market Portfolio can invest in convertible securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

     Convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

     Short Sales Against the Box. The Smith Barney High Income Portfolio may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, the Portfolio owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales "against the box".

     Securities of Unseasoned Issuers. Securities in which the Smith Barney High Income Portfolio may invest may lack a significant operating history and be dependent on products or services without an established market share.

     Borrowing and Leverage. Each Portfolio may borrow from banks, on a secured or unsecured basis. If the Portfolio borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage". Only the Smith Barney International Equity Portfolio will utilize leverage.

     Leverage creates an opportunity for increased returns to shareholders of the Portfolio but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the Portfolio's shares and in the Portfolio's yield. Although the principal or stated value of such borrowings will be fixed, the portfolio assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Portfolio which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest and other charges the Portfolio will have to pay in respect thereof, the Portfolio's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the

                                      13



Portfolio will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Portfolio.

     Illiquid and Restricted Securities. Each Portfolio may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A"). Each Portfolio may also invest a portion of its assets in illiquid investments, which include repurchase agreements maturing in more than seven days and restricted securities. The Board of Directors may determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The Portfolios may also purchase restricted securities that are not registered under Rule 144A.

     Futures, Options and Currency Transactions. Consistent with its investment objective and policies, the Smith Barney International Equity and the Smith Barney High Income Portfolios may each enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices including interest rates or an index of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"), and may buy and write put and call options to buy or sell futures contracts ("options on futures contracts"). When a Portfolio buys or sells a futures contract it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. An option on a futures contract gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date.

     The Portfolios will not enter into transactions in futures contracts and options on futures contracts for speculation and will not enter into such transactions other than to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date. The Smith Barney International Equity and Smith Barney High Income Portfolios, however, may enter into futures contracts and options on futures contracts for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a Portfolio's assets.

     Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it buys or sells futures contracts.

     A Portfolio will not (1) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Portfolio and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Portfolio or (2) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under

                                      14



outstanding futures contracts positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio. See the Statement of Additional Information for further discussion of the use, risks and costs associated with futures contracts and options on futures contracts.

     Forward Currency Transactions. The Smith Barney International Equity and the Smith Barney High Income Portfolios may each enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A Portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when a Portfolio believes that a foreign currency in which the portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward currency contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in that currency, or, when the Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Portfolio may enter into a forward currency contract to buy that foreign currency for a fixed U.S. dollar amount ("position hedge"). A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge"). In any of these circumstances the Portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when the Portfolio believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the Portfolio are denominated ("cross hedge"). A Portfolio may invest in forward currency contracts with stated contract values of up to the value of the Portfolio's assets.

     A Portfolio also may enter into forward contracts to buy or sell at a later date instruments in which the Portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future. See the Statement of Additional Information for further discussion of the use, risks and costs of forward contracts.

     A Portfolio may also enter into currency swaps where each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate.

     Currency Risks. The Portfolios that invest substantially in securities denominated in currencies other than the U.S. dollar, or that hold foreign currencies, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of each Portfolio's shares and also may affect the value of dividends and interest earned by the Portfolios and gains and losses realized by the Portfolios. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

     Options on Securities and on Foreign Currencies. In an effort to reduce fluctuations in net asset value or to increase its portfolio return, the Portfolios may write covered put and call options and may buy put and call options and warrants on securities traded on U.S. and foreign securities exchanges. The purpose of such transactions is to hedge against changes in the market value of portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. A Portfolio may write and buy

                                      15



options on the same types of securities that the Portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on the writing and buying of options on securities.

     A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

     A call option is "covered" if a Portfolio owns the underlying security covered by the call. If a "covered" call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. Prior to its expiration, a call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs. A Portfolio also may write a covered call option to cross-hedge if the Portfolio does not own the underlying security. The option is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire.

     In purchasing an option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option bought by the Portfolio were permitted to expire without being sold or exercised, the Portfolio would lose the amount of the premium.

     Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

     If a put or call option written by a Portfolio were exercised, the Portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

     A Portfolio may buy put and call options and may write covered put and call options on foreign currencies to hedge against declines in the U.S. dollar value of foreign currency-denominated securities held by the Portfolio and against increases in the U.S. dollar cost of foreign currency-denominated securities being considered for purchase by the Portfolio. As in the case of other options, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Portfolio's options position, the option may expire worthless and the Portfolio will lose the amount of the premium. There is no specific percentage limitation on the Portfolio's investments in options on foreign currencies.

     A Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by management for monitoring the creditworthiness of those entities. To the extent that an option bought or

                                      16



written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when management believes it would be advantageous for the Portfolio to do so. See the Statement of Additional Information for a further discussion of the use, risks and costs of option trading.

     Swaps and Swap-Related Products. As one way of managing its exposure to different types of investments, each of the Smith Barney International Equity and the Smith Barney High Income Portfolios may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a Portfolio with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a Portfolio might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

     A Portfolio may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Portfolio's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Portfolio may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

     Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the Statement of Additional Information for a further discussion on the risks involved in these activities.

     Special Investment Considerations and Risks With Respect to Futures, Options and Currency Transactions and Swaps and Swap-Related Products. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a Portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

                                      17



     With respect to interest rate swaps, each Portfolio recognizes that such arrangements are relatively illiquid and will include the principal amount of the obligations owed to it under a swap as an illiquid security for purposes of the Portfolio's investment restrictions except to the extent a third party (such as a large commercial bank) has guaranteed the Portfolio's ability to offset the swap at any time.

     A Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio, the inability of the Portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above. See the Statement of Additional Information for a further discussion of the use, risks and costs of these instruments.

     In connection with its transactions in futures, options, swaps and forwards, each Portfolio may be required to place assets in a segregated account with the Portfolio's custodian bank to ensure that the Portfolio will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the Portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Portfolio's assets could impede implementation of the Portfolio's investment policies or the Portfolio's ability to meet redemption requests or other current obligations.

     U.S. Government Securities. Each Portfolio may invest in U.S. Government securities, which are debt obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds, certain mortgage participation certificates and collateralized mortgage obligations) or by its agencies and instrumentalities (such as GNMA, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, FHLMC, the U.S. Postal Service, the Federal Financing Bank and
FNMA). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan Bank) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of FNMA and the Student Loan Marketing Association) are supported only by the credit of the instrumentality.

     Portfolio Turnover. Although it is anticipated that most investments of each Portfolio will be long-term in nature, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when management believes that portfolio changes are appropriate. Each Portfolio's historical portfolio turnover rates are included in the Financial Highlights tables above. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio of the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. To qualify, each Portfolio must meet certain tests, including distributing at least 90% of its investment company taxable income, and deriving less than 30% of its gross income from the sale or other disposition of certain investments held for less than three months. Each Portfolio except the Smith Barney Money Market Portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareowners (i.e. the Separate Accounts). The Smith Barney Money Market Portfolio intends to declare daily and pay monthly substantially all of its taxable income and to make distributions of net realized capital gains, if any, at least annually. Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the Separate Accounts holding such shares. See the accompanying Contract prospectus for

                                      18



information regarding the federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

     Each Portfolio of the Fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. If a Portfolio should fail to comply with these regulations, Contracts invested in that Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code.

                             REDEMPTION OF SHARES

     The redemption price of the shares of each Portfolio will be the net asset value next determined after receipt by the Fund of a redemption order from a Separate Account, which may be more or less than the price paid for the shares. The Fund will ordinarily make payment within one business day, though redemption proceeds must be remitted to a Separate Account on or before the third day following receipt of proper tender, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.

                                 PERFORMANCE

     From time to time the Fund may include a Portfolio's total return, average annual total return, yield and current distribution return in advertisements and/or other types of sales literature. These figures are based on historical earnings and are not intended to indicate future performance. In addition, these figures will not reflect the deduction of the charges that are imposed on the Contracts by the Separate Account (see Contract prospectus) which, if reflected, would reduce the performance quoted. Total return is computed for a specified period of time assuming reinvestment of all income dividends and capital gains distributions at net asset value on the exdividend dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures. The yield of a Portfolio refers to the net investment income earned by investments in the Portfolio over a thirty-day period. This net investment income is then annualized, i.e., the amount of income earned by the investments during that thirty-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The yield quotation is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The Fund calculates current distribution return for each Portfolio by dividing the distributions from investment income declared during the most recent period by the net asset value on the last day of the period for which current distribution return is presented. A Portfolio's current distribution return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current distribution return, and the charges that are imposed on the Contracts by the Separate Account, should be considered when comparing the Portfolio's current distribution return to yields published for other investment companies and other investment vehicles.

                                      19



                                  MANAGEMENT

Smith Barney Mutual Funds Management Inc.

     Smith Barney Mutual Funds Management Inc. ("SBMFM") manages the investment operations of each Portfolio pursuant to management agreements entered into by the Fund on behalf of each Portfolio. Under each management agreement SBMFM is responsible for furnishing or causing to be furnished to each Portfolio advice and assistance with respect to the acquisition, holding or disposal of investments and recommendations with respect to other aspects and affairs of each Portfolio, bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Fund.

     By written agreement the research and other departments and staff of Smith Barney Inc. ("Smith Barney") furnish SBMFM with information, advice and assistance and are available for consultation on the Fund's Portfolios, thus Smith Barney may also be considered an investment adviser to the Fund. Smith Barney's services are paid for by SBMFM on the basis of direct and indirect costs to Smith Barney of performing such services; there is no charge to the Fund for such services.

     For the services provided by SBMFM, each Portfolio pays SBMFM an annual management fee calculated at a rate equal to the following percentage of its average daily net assets, paid monthly.

    Smith Barney Income and Growth Portfolio................  0.65%
    Smith Barney International Equity Portfolio.............  0.90%
    Smith Barney High Income Portfolio......................  0.60%
    Smith Barney Money Market Portfolio.....................  0.60%

     Although the management fee paid by the Smith Barney International Equity Portfolio is greater than that paid by most mutual funds, management has determined that the fee is comparable to the fee charged by other investment advisers of mutual funds that have similar investment objectives and policies.

     Each management agreement further provides that all other expenses not specifically assumed by SBMFM under the management agreement on behalf of a Portfolio are borne by the Fund. Expenses payable by the Fund include, but are not limited to, all charges of custodians and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and directors' meetings, filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under federal and state securities laws and maintaining such registrations and qualifications (including the printing of the Fund's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of directors and fees of directors who are not "interested persons" as defined in the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the Fund's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each of the Fund's Portfolios; general corporate expenses are allocated on the basis of relative net assets.

     SBMFM, which until recently operated under the name, Smith, Barney Advisers, Inc., was incorporated in 1968 under the laws of Delaware. It is a wholly-owned subsidiary of Smith Barney Holdings Inc., the parent company of Smith Barney. Smith Barney Holdings Inc. is a wholly-owned subsidiary of Travelers Group Inc. ("Travelers"), which is a financial services holding company engaged, through its subsidiaries, principally in four business segments: investment services, consumer finance services, life insurance services and property & casualty insurance services. SBMFM, Smith Barney and Smith Barney Holdings Inc. are each located at 388 Greenwich Street, New York, New York 10013. SBMFM also acts as investment manager to numerous other investment companies having aggregate assets as of the date of this Prospectus in excess of $60 billion. Smith Barney also advises profit-sharing and pension accounts. Smith Barney and its affiliates may in the future act as investment advisers for other accounts.

     Portfolio Management by SBMFM. Smith Barney serves as the investment adviser to each of the Portfolios. SBMFM will manage the day to day operations of each Portfolio pursuant to a management agreement entered into by the Fund on behalf of each Portfolio. Under each management agreement,

                                      20



SBMFM will (a) manage the Portfolio's assets in accordance with the Portfolio's investment objective(s) and policies as stated in the Prospectus and the Statement of Additional Information; (b) make investment decisions for the Portfolio; (c) place purchase and sale orders for portfolio transactions on behalf of the Portfolio; (d) employ professional portfolio managers and securities analysts who provide research services to the Portfolio; and (e) administer the Portfolio's corporate affairs and, in connection therewith, furnish the Portfolio with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities. In providing those services, SBMFM will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each Portfolio's assets.

     Bruce D. Sargent, a Vice President of the Fund, is the portfolio manager of the Smith Barney Income and Growth Portfolio. Mr. Sargent co-manages the day to day operations of the Smith Barney Income and Growth Portfolio and has been involved in equity investing for over 25 years. He currently manages over $1 billion of assets.

     Ayako Weissman, Managing Director of Smith Barney, serves as co-manager of the Smith Barney Income and Growth Portfolio. Ms. Weissman has been involved in equity investing for Smith Barney for over 8 years and currently manages over $250 million of assets.

     The Smith Barney International Equity Portfolio is managed by Maurits E. Edersheim and a team of seasoned international equity portfolio managers, who collectively have over 125 years of experience and who are responsible for the day to day operations of the Portfolio, including making all investment decisions. Mr. Edersheim is Chairman and Advisory Director of Smith Barney World Funds, Inc. and is Deputy Chairman of Smith Barney International Incorporated. Prior to joining Smith Barney in 1990, Mr. Edersheim was Deputy Chairman and Director of Drexel Burnham Lambert Incorporated ("Drexel Burnham"). Mr. James Conheady and Mr. Jeffrey Russell, both Vice Presidents of the Fund and Managing Directors of Smith Barney are members of the international equity team. Together, Mr. Conheady and Mr. Russell currently manage in excess of $2.8 billion in global equity assets for other investment companies and managed accounts. Prior to joining Smith Barney in February 1990, Mr. Conheady was a First Vice President and Mr. Russell was a Vice President of Drexel Burnham.

     Mr. John C. Bianchi, a Managing Director of the Greenwich Street Advisors division of SBMFM, is responsible for the management of the Smith Barney High Income Portfolio. Mr. Bianchi has more than fourteen years of investment advisory experience. He joined Greenwich Street Advisors in 1985. Prior thereto, Mr. Bianchi was employed as a Senior Investment Analyst at Metropolitan Life Insurance Company, where he worked in all sectors of the bond market, specializing in high grade and high yield corporate bonds and notes.

Portfolio Transactions and Distribution

     SBMFM is subject to the supervision and direction of the Fund's Board of Directors and manages each Portfolio in accordance with its investment objective and policies, makes investment decisions for the Portfolios, places orders to purchase and sell securities and employs professionals who provide research services. All orders for transactions in securities on behalf of a Portfolio are made by management, with broker-dealers selected by management, including affiliated brokers. In placing orders management will seek to obtain the most favorable price and execution available. In selecting broker-dealers, management may consider research and brokerage services furnished to it and its affiliates.

     Smith Barney distributes shares of the Fund as principal underwriter. In addition, the Fund's Board of Directors has determined that transactions for the Fund may be executed through Smith Barney or any broker-dealer affiliate of Smith Barney (each, an "Affiliated Broker") if, in the judgement of management, the use of an Affiliated Broker is likely to result in price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, the Affiliated Broker charges the Fund a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund will not deal with Smith Barney in any transaction in which Smith Barney acts as principal.

                                      21



                              SHARES OF THE FUND

General

     The Fund, an open-end managed investment company, was incorporated in Maryland on February 22, 1994. The Fund has an authorized capital of 6,000,000,000 shares with a par value of $.00001 per share. The Board of Directors has authorized the issuance of twelve series of shares, each representing shares in one of twelve separate Portfolios, four of which are offered herein -- the Smith Barney Income and Growth Portfolio, the Smith Barney International Equity Portfolio, the Smith Barney High Income Portfolio and the Smith Barney Money Market Portfolio. The Directors also have the power to create additional series of shares. The assets of each Portfolio will be segregated and separately managed and a shareowner's interest is in the assets of the Portfolio in which he or she holds shares.

Voting Rights

     The Fund offers its shares only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of the Fund and, under the 1940 Act, is deemed to be in control of the Fund. Nevertheless, with respect to any Fund shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contractowners who own units in a separate account investment division which corresponds to shares in the Fund in accordance with the procedures set forth in the accompanying prospectus for the applicable contract issued by the insurance company and to the extent required by law. Shares of the Fund attributable to contractowner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

     Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and is entitled to such dividends and distributions out of the net income of that Portfolio as are declared in the discretion of the Directors. Shareowners are entitled to one vote for each share held and will vote by individual Portfolio except to the extent required by the 1940 Act. The Fund is not required to hold annual shareowner meetings, although special meetings may be called for the Fund as a whole, or a specific Portfolio, for purposes such as electing or removing Directors, changing fundamental policies or approving a management contract. Shareowners may cause a meeting of shareowners to be held upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of Directors.

Availability of the Fund

     Investment in the Fund is only available to owners of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts. It is possible that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the Fund. However, the Fund does not currently foresee any disadvantages to the contractowners of the different contracts which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insurance company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of Fund shares by one or more of the insurance company separate accounts which fund these contracts, which could have adverse consequences to the Fund. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. federal income tax laws; or (c) differences in voting instructions between those given by variable annuity contractowners and those given by variable life insurance contractowners. If the Board were to conclude that separate series of the Fund should be established for variable annuity and variable life separate accounts, each insurance company would bear the attendant expenses. Should this become necessary, contractowners would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

                                      22



                       DETERMINATION OF NET ASSET VALUE

     The net asset value of each Portfolio's shares is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is currently 4:00 P.M. New York City time on each day that the NYSE is open, by dividing the Portfolio's net assets by the number of its shares outstanding. Securities owned by a Portfolio for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales price on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Fixed income obligations are valued at the mean of bid and asked prices based on market quotations for those securities or if no quotations are available, then for securities of similar type, yield and maturity. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received on the sale of call options will be included in the Portfolio's net assets, and current market value of such options sold by a Portfolio will be subtracted from that Portfolio's net assets. Any other investments of a Portfolio, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the Board of Directors in good faith. This value generally is determined as the amount that a Portfolio could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by management.

     Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a Portfolio may not take place contemporaneously with the determination of the prices of investments held by such Portfolio. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in a Portfolio's net asset value unless management under the supervision of the Fund's Board of Directors, determines that the particular event would materially affect the net asset value. As a result, a Portfolio's net asset value may be significantly affected by such trading on days when a shareholder has no access to such Portfolio.

                                      23



                                  APPENDIX A

                         RATINGS ON DEBT OBLIGATIONS

BOND (AND NOTES) RATINGS

Moody's Investors Service, Inc.

     Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

     A -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's

     AAA -- Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

                                      A-1



     A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated "BB", "B", "CCC", "CC" or "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L -- The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

     + -- Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

     * -- Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

     Nr -- Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Fitch Investors Service, Inc.

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

     A -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                      A-2



     BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC -- Bonds have certain identifiable characteristics which if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C -- Bonds are in imminent default in payment of interest or principal.

     Plus (+) Minus (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     NR -- Indicates that Fitch does not rate the specific issue.

     Conditional -- A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

     Suspended -- A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

     Withdrawn -- A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion when an issuer fails to furnish proper and timely information.

     FitchAlert -- Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

     Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

     A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                      A-3



IBCA Limited or its affiliate, IBCA Inc.

     A-1+ -- This designation indicates the highest capacity for timely repayment.

     A-1 -- Capacity for timely repayment on issues with this designation is very strong.

     A-2 -- This designation indicates a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Fitch Investors Service, Inc.

     F-1+ -- Indicates the strongest degree of assurance for timely payment.

     F-1 -- This designation reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 -- This indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc.

     Duff 1+ -- Indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free United States Treasury short-term obligations.

     Duff 1 -- Indicates a high certainty of timely payment.

     Duff 2 -- Indicates a good certainty of timely payment: liquidity factors and company fundamentals are sound.

The Thomson BankWatch ("TBW")

     TBW-1 -- Indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- While the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

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